AFMaxx® 457(b) Group Variable Annuity

issued by

AMERICAN FIDELITY SEPARATE ACCOUNT C

and

AMERICAN FIDELITY ASSURANCE COMPANY

May 1, 2023

UPDATING SUMMARY PROSPECTUS

This Summary Prospectus summarizes key features of the AFMaxx® 457(b) Group Variable Annuity.

The prospectus for the policy contains more information about the policy, including its features, benefits, and risks. You can find the current prospectus and other information about the policy online at https://americanfidelity.com/support/annuities/p-2. You can also obtain this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.

Additional information about certain investment products, including variable annuities has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

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GLOSSARY OF TERMS

Some of the terms used in this summary prospectus are technical. To help you understand these terms, we have defined them below.

Account value: The value of your participant account during the accumulation phase.

Accumulation phase: The period of time beginning when a participant elects to participate in the plan (the participant effective date) and ending when a participant begins receiving annuity payments (the date the participant account is closed). Until a participant begins receiving annuity payments, the participant’s annuity is in the accumulation phase.

Accumulation unit: The unit of measurement used to keep track of the value of a participant’s interest in a sub-account during the accumulation phase.

Annuitant: The person on whose life annuity payments are based.

Annuity: A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.

Annuity payments: Regular income payments received from the policy during the annuity phase.

Annuity phase: The period of time during which annuity payments are made.

Eligible portfolios: The portfolios that serve as the Separate Account’s underlying investment options. Each sub-account invests its assets into a corresponding portfolio. Each portfolio (sometimes called a fund) has its own investment objective.

General account: Our general account consists of all of our assets other than those assets allocated to all separate accounts.

Guaranteed Interest Account: The fixed investment option within our general account which earns interest.

Investment options: The eligible investment options consist of (1) the Guaranteed Interest Account, which is the fixed investment option, and (2) the sub-accounts, which are variable investment options. We reserve the right to add, remove, or combine sub-accounts as eligible investment options.

Participant: A person for whom an interest is maintained under a group variable annuity policy, generally an employee.

Participant account: The account we maintain for you as a participant, reflecting the accumulation units credited to you.

Policy: The AFMaxx® 457(b) Group Variable Annuity.

Policy year: The annual period that begins on the date of issue and each anniversary of that date. In order to determine a participant’s applicable withdrawal charges, this period begins with the participant effective date.

Portfolio Companies: The companies offering the portfolios in which the sub-accounts invest.

Sub-Account: An investment option of Separate Account C that invests its assets in shares of a corresponding eligible portfolio.

We, Us, Our: American Fidelity Assurance Company, the insurance company offering the contract or policy.

You, Your: Generally, the participant.

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Updated Information About the Policy

There have been no changes to the Policy features since the Statutory Prospectus dated May 1, 2022. There may be other changes that have occurred since you entered into the Policy.

Important Information You Should Consider About the Policy

	FEES AND EXPENSES			Cross-Reference(s) to Location in Prospectus
Charges for Early Withdrawals.

If you withdraw money from the Policy within the first 10 policy years, you will be assessed a withdrawal charge. The maximum withdrawal charge will never exceed 8% of the total purchase payments.

For example, if you make an early withdrawal on a $100,000 investment, you could pay a withdrawal charge of up to $8,000.

				Fee Table; Charges- Withdrawal Charge; Surrenders and Withdrawals

Transaction Charges.	Currently, there is no transfer fee for transfers between any of the investment options to which payments have been allocated; however, we reserve the right, at any time and without prior notice, to end, suspend, or change the transfer privilege, in which case we will provide written notice of any such action.			Charges - Transfer Charge

Ongoing Fees and Expenses (annual charges).

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your policy schedule for information about the specific fees you will pay each year based on the options you have elected.

				Fee Table; Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of average account value - only one contract class offered)	1.50%	1.50%
	Investment options (Portfolio Company fees and expenses as a percentage of net asset value)	0.13%	0.82%

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. The estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,468	Highest Annual Cost: $ 2,021

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of Contract Class and Portfolio Company fees and expenses

•   No sales charges
No additional purchase payments, transfers or withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of contract class, and Portfolio Company fees and expenses

•   No sales charges
No additional purchase payments, transfers or withdrawals

	RISKS		Cross-Reference(s) to Location in Prospectus
Risk of Loss.	You can lose money by investing in the policy.		Principal Risks of Investing in the Policy

Not a Short-Term Investment.	A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes.		Principal Risks of Investing in the Policy

Risks Associated with Investment Options.	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy (e.g., Portfolio Companies), that each investment option (including any fixed account investment option) will have its own risks, and you should review these investment options before making an investment decision.		Principal Risks of Investing in the Policy

Insurance Company Risks.	An investment in the policy is subject to the risks related to American Fidelity Assurance Company, including that any obligations (including under the fixed account investment option), guarantees, or benefits are subject to the claims- paying ability of American Fidelity Assurance Company. More information about American Fidelity Assurance Company, including financial strength ratings, is available by sending an email request to va.help@americanfidelity.com.		Principal Risks of Investing in the Policy

	RESTRICTIONS	Cross-Reference(s) to Location in Prospectus
Investments.

Upon receipt of proper instructions, and as the 457(b) plan permits, we will make transfers between any of the investment options to which payments have been allocated. We reserve the right to limit the number of transfers that may be made. All asset transfers made in any one day count as one transfer. All transfers must be in whole percentages. Currently, there is no transfer fee; however, we reserve the right, at any time and without prior notice, to end, suspend, or change the transfer privilege, in which case we will provide written notice of any such action.

We reserve the right to remove or substitute Portfolio Companies as investment options.

Purchasing an AFMaxx® 457(b) Group Variable Annuity - Transfers, Substitution

Optional Benefits.	N/A	None

	TAXES	Cross-Reference(s) to Location in Prospectus
Tax Implications.	You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the policy, and there is no additional tax benefit to you if the policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.	Taxes

	CONFLICTS OF INTEREST	Cross-Reference(s) to Location in Prospectus
Investment Professional Compensation.	This policy is sold exclusively through financial professionals who are representatives of American Fidelity Assurance Company’s affiliated broker dealer, and who are compensated for selling the policy with a base salary and a commission. These investment professionals may have a financial incentive to offer the policy over another investment.	Purchasing an AFMaxx® 457(b) Group Variable Annuity - Underwriter

Exchanges.	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own, and you should only exchange your policy if you determine, after comparing other features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.	Purchasing an AFMaxx® 457(b) Group Variable Annuity - Underwriter

APPENDIX: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY

The following is a list of Portfolio Companies available under the policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://americanfidelity.com/support/annuities/p-2. You can also request this information at no cost by calling 1.800.662.1113 x 8840 or by sending an email request to va.help@americanfidelity.com.

The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Years	10 Years
Stock/Income and Growth	American Funds Insurance Series® Washington Mutual Investors FundSM[1]* Advisor: Capital Research and Management CompanySM Subadvisor: None	0.25%	-8.28%	7.37%	11.57%

Stock/International Growth Fund	American Funds Insurance Series® International Fund* Advisor: Capital Research and Management CompanySM Subadvisor: None	0.53%	-20.57%	-0.78%	4.18%

Stock Index Fund	BNY Mellon Stock Index Fund, Inc.** Advisor: BNY Mellon Investment Advisor, Inc. Index Manager: Mellon Investments Corporation (affiliate of The BNY Mellon Corporation)	0.26%	-18.31%	9.14%	12.28%

Stock/Small Blend Fund	BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio** Advisor: BNY Mellon Investment Advisor, Inc. Subadvisor: None	0.82%	-16.62%	2.79%	9.46%

[1]	Current expenses for this fund reflect a temporary fee reduction in the form of a 0.15% fee waiver.
*	Class 1 Shares.
**	Initial Share Class.

Large Blend Fund	The BNY Mellon Sustainable U.S. Equity Portfolio, Inc.[2]** Advisor: BNY Mellon Investment Advisor, Inc. Subadvisor: Newton Investment Management Limited (affiliate of The BNY Mellon Corporation)	0.68%	-22.87%	9.33%	11.36%

Balanced Fund	Vanguard® Variable Insurance Fund Balanced Portfolio Advisor: Wellington Management Company, LLP Subadvisor: None	0.21%	-14.30%	5.96%	8.41%

Stock/Growth Fund	Vanguard® Variable Insurance Fund Capital Growth Portfolio Advisor: PRIMECAP Management Company Subadvisor: None	0.34%	-15.48%	8.57%	13.75%

Stock/Mid-Cap Index Fund	Vanguard® Variable Insurance Fund Mid-Cap Index Portfolio Advisor: The Vanguard Group, Inc. Subadvisor: None	0.17%	-18.82%	7.18%	10.95%

Bond/Index Fund	Vanguard® Variable Insurance Fund Total Bond Market Index Portfolio Advisor: The Vanguard Group, Inc. Subadvisor: None	0.14%	-13.21%	-0.10%	0.92%

Stock/Index Fund	Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio Advisor: The Vanguard Group, Inc. Subadvisor: None	0.13%	-19.59%	8.55%	11.92%

[2]	Waiver until 5/1/2024 at 0.70%.

This Summary Prospectus incorporates by reference AFMaxx® 457(b) Group Variable Annuity’s prospectus and Statement of Additional Information (SAI), both dated May 1, 2023, as amended or supplemented. The SAI may be obtained free of charge, in the same manner as the prospectus.

ANN-172	6	EDGAR Contract No.: C000027248